Exhibit 10.22

Lafayette Parish Recording Page

Louis J. Perret

Clerk of Court

P.O. Box 2009

Lafayette, LA 70502-2009

(337) 291-6400

 First VENDOR

 LAFAYETTE AIRPORT COMMISSION

 First VENDEE

 LAFAYETTE AIRPORT COMMISSION

—	—

Index Type: CONVEYANCES Type of Document: AMENDMENT	File Number: 2020-00033167

Recording Pages : 11

Recorded Information

I hereby certify that the attached document was filed for registry and recorded in the Clerk of Court’s office for Lafayette Parish, Louisiana.

/s/ Louis J. Penet
Clerk of Court

On (Recorded Date): 09/15/2020 At (Recorded Time): 2:42:28PM

Do Not Detach this Recording Page from Original Document

THIRD AMENDMENT TO

“APPENDIX D – LEASE”

INFRASTRUCTURE COMPLEX

S.E. EVANGELINE THRUWAY – 1998

LAFAYETTE REGIONAL AIRPORT

LAFAYETTE, LOUISIANA

STATE OF LOUISIANA

PARISH OF LAFAYETTE

KNOW ALL MEN BY THESE PRESENTS that before the undersigned Notaries and Witnesses, and on the dates hereinafter described, personally came and appeared:

The LAFAYETTE AIRPORT COMMISSION, a body politic, domiciled in the Parish of Lafayette, Louisiana, herein represented by Paul Segura, its Chairman, authorized by resolution of said Commission, a copy of which is attached hereto and made a part hereof (hereinafter referred to as “LAC”); and

PHI AVIATION, LLC (formerly, PHI, Inc.), a Louisiana limited liability company duly authorized and conducting business in the State of Louisiana, herein represented by James D. Hinch, its Chief Administrative Officer, duly authorized by resolution of its Board of Directors, a copy of which is attached hereto and made a part hereof (hereinafter “LESSEE”).

who, upon the following terms and conditions, do hereby agree to amend that certain Lease entered into by and between LAC and LESSEE and recorded on April 16, 1999 as original entry no. 99-015231 in and for the records of Lafayette Parish, Louisiana (hereinafter “Lease”), as amended by an “Amendment to Lease” entered into by and between LAC and LESSEE and recorded on August 13, 2008 as original entry no. 2008-00034285 in and for the records of Lafayette Parish, Louisiana, and as further amended by a “Second Amendment to Lease” entered into by and between LAC and LESSEE and recorded on May 15, 2013 as original entry no. 2013-00019822 in and for the records of Lafayette Parish, Louisiana.

I.

ARTICLE II, “TERMS,” is hereby amended to delete the first sentence of Article II, which reads as follows:

This Lease Agreement shall have a primary term of twenty (20) years, commencing on the date of occupancy of the initial phase of improvements, and ending on the twenty (20th) anniversary of the foregoing date.

and replacing it with the following sentence:

This Lease Agreement shall have a primary term of twenty (20) years and six (6) months, commencing on August 1, 2001, and ending on January 31, 2022.

For the avoidance of doubt, in the event LESSEE desires to exercise its option to renew for the first five (5) year option period, commencing at the expiration of the primary term, LESSEE shall notify the LAC of such exercise in writing, by Certified Mail, no later than January 31, 2021.

II.

The parties hereby agree to add the following provisions to the Lease. Any conflicting term, covenant, or condition in the Lease is hereby superseded.

A.

GENERAL CIVIL RIGHTS PROVISIONS

The Lessee agrees to comply with pertinent statutes, Executive Orders and such rules as are promulgated to ensure that no person shall, on the grounds of race, creed, color, national origin, sex, age, or disability be excluded from participating in any activity conducted with or benefiting from Federal assistance. If the Lessee transfers its obligation to another, the transferee is obligated in the same manner as the Lessee.

This provision obligates the Lessee for the period during which the property is owned, used or possessed by the Lessee and the airport remains obligated to the Federal Aviation Administration. This provision is in addition to that required by Title VI of the Civil Rights Act of 1964.

B.

COMPLIANCE WITH NONDISCRIMINATION REQUIREMENTS

During the performance of this contract, the Lessee, for itself, its assignees and successors in interest (hereinafter referred to as the “Lessee”), agrees as follows:

1.

Compliance with Regulations: The Lessee (hereinafter includes consultants) will comply with the Title VI List of Pertinent Nondiscrimination Acts and Authorities, as they may be amended from time to time, which arc herein incorporated by reference and made a part of this contract.

2.

Nondiscrimination: The Lessee, with regard to the work performed by it during the contract, will not discriminate on the grounds of race, color, or national origin in the selection and retention of subcontractors, including procurements of materials and leases of equipment. The Lessee will not participate directly or indirectly in the discrimination prohibited by the Nondiscrimination Acts and Authorities, including employment practices when the contract covers any activity, project, or program set forth in Appendix B of 49 CFR part 21.

3.

Solicitations for Subcontracts, including Procurements of Materials and Equipment: In all solicitations, either by competitive bidding or negotiation made by the Lessee for work to be performed under a subcontract, including procurements of materials, or leases of equipment, each potential subcontractor or supplier will be notified by the Lessee of the contractor’s obligations under this contract and the Nondiscrimination Acts and Authorities on the grounds of race, color, or national origin.

4.

Information and Reports: The Lessee will provide all information and reports required by the Acts, the Regulations, and directives issued pursuant thereto and will permit access to its books, records, accounts, other sources of information, and its facilities as may be determined by the sponsor or the Federal Aviation Administration to be pertinent to ascertain compliance with such Nondiscrimination Acts and Authorities and instructions. Where any information required of a contractor is in the exclusive possession of another who fails or refuses to furnish the information, the Lessee will so certify to the sponsor or the Federal Aviation Administration, as appropriate, and will set forth what efforts it has made to obtain the information.

5.

Sanctions for Noncompliance: In the event of a Lessee’s noncompliance with the non-discrimination provisions of this contract, the sponsor will impose such contract sanctions as it or the Federal Aviation Administration may determine to be appropriate, including but not limited to:

a.	Withholding payments to the Lessee under the contract until the Lessee complies; and/or

b.	Cancelling, terminating, or suspending a contract, in whole or in part.

6.

Incorporation of Provisions: The Lessee will include the provisions of paragraphs one through six in every subcontract, including procurements of materials and leases of equipment, unless exempt by the Acts, the Regulations, and directives issued pursuant thereto. The Lessee will take action with respect to any subcontract or procurement as the sponsor or the Federal Aviation Administration may direct as a means of enforcing such provisions including sanctions for noncompliance. Provided, that if the Lessee becomes involved in, or is threatened with litigation by a subcontractor, or supplier because of such direction, the Lessee may request the sponsor to enter into any litigation to protect the interests of the sponsor. In addition, the Lessee may request the United States to enter into the litigation to protect the interests of the United States.

C.

CLAUSES FOR TRANSFER OF REAL PROPERTY ACQUIRED OR

IMPROVED UNDER THE AIRPORT IMPROVEMENT PROGRAM

A.

The Lessee for itself/himself/herself, its/his/her heirs, personal representatives, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agree as a covenant running with the land that:

1.

In the event facilities are constructed, maintained, or otherwise operated on the property described in this lease for a purpose for which a Federal Aviation Administration activity, facility, or program is extended or for another purpose involving the provision of similar services or benefits, the Lessee will maintain and operate such facilities and services in compliance with all requirements imposed by the Nondiscrimination Acts and Regulations listed in the Pertinent List of Nondiscrimination Authorities (as may be amended) such that no person on the grounds of race, color, or national origin, will be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of said facilities.

B.

With respect to contracts and leases, in the event of breach of any of the above Nondiscrimination covenants, Lafayette Airport Commission will have the right to terminate the contract or lease and to enter, re-enter, and repossess said lands and facilities thereon, and hold the same as if the contract or lease had never been made or issued.

D.

TITLE VI LIST OF PERTINENT NONDISCRIMINATION

ACTS AND AUTHORITIES

During the performance of this contract, the Lessee, for itself, its assignees, and successors in interest (hereinafter referred to as the “Lessee”) agrees to comply with the following non-discrimination statutes and authorities; including but not limited to:

•	Title VI of the Civil Rights Act of 1964 (42 USC § 2000d et seq., 78 stat. 252) (prohibits discrimination on the basis of race, color, national origin);

•	49 CFR part 21 (Non-discrimination in Federally-assisted programs of the Department of Transportation—Effectuation of Title VI of the Civil Rights Act of 1964);

•

The Uniform Relocation Assistance and Real Property Acquisition Policies Act of 1970, (42 USC § 4601) (prohibits unfair treatment of persons displaced or whose property has been acquired because of Federal or Federal-aid programs and projects);

•	Section 504 of the Rehabilitation Act of 1973 (29 USC § 794 et seq.), as amended (prohibits discrimination on the basis of disability); and 49 CFR part 27;

•	The Age Discrimination Act of 1975, as amended (42 USC § 6101 et seq.) (prohibits discrimination on the basis of age);

•	Airport and Airway Improvement Act of 1982 (49 USC § 471, Section 47123), as amended (prohibits discrimination based on race, creed, color, national origin, or sex);

•

The Civil Rights Restoration Act of 1987 (PL 100-209) (broadened the scope, coverage and applicability of Title VI of the Civil Rights Act of 1964, the Age Discrimination Act of 1975 and Section 504 of the Rehabilitation Act of 1973, by expanding the definition of the terms “programs or activities” to include all of the programs or activities of the Federal-aid recipients, sub-recipients and contractors, whether such programs or activities arc Federally funded or not);

•

Titles II and III of the Americans with Disabilities Act of 1990, which prohibit discrimination on the basis of disability in the operation of public entities, public and private transportation systems, places of public accommodation, and certain testing entities (42 USC §§ 12131 – 12189) as implemented by U.S. Department of Transportation regulations at 49 CFR parts 37 and 38;

•	The Federal Aviation Administration’s Nondiscrimination statute (49 USC § 47123) (prohibits discrimination on the basis of race, color, national origin, and sex);

•

Executive Order 12898, Federal Actions to Address Environmental Justice in Minority Populations and Low-Income Populations, which ensures nondiscrimination against minority populations by discouraging programs, policies, and activities with disproportionately high and adverse human health or environmental effects on minority and low-income populations;

•

Executive Order 13166, Improving Access to Services for Persons with Limited English Proficiency, and resulting agency guidance, national origin discrimination includes discrimination because of limited English proficiency (LEP). To ensure compliance with Title VI, you must take reasonable steps to ensure that LEP persons have meaningful access to your programs (70 Fed. Reg. at 74087 to 74100);

•	Title IX of the Education Amendments of 1972, as amended, which prohibits you from discriminating because of sex in education programs or activities (20 USC 1681 et seq).

Except as specifically modified herein, all other terms, covenants and conditions of the Lease will continue in full force and effect.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned party hereto has executed this Second Amendment to Lease on the 28 day of August, 2020, in multiple originals, in the presence of the undersigned competent witnesses and Notary, after due reading of the whole.

WITNESSES:	LAFAYETTE AIRPORT COMMISSION

/s/ [ILLEGIBLE]	By:	/s/ Paul Segura
	Name:	Paul Segura
/s/ Cindy McDaniel	Title:	Chairman

/s/ Aline S. Nelson
NOTARY PUBLIC

IN WITNESS WHEREOF, the undersigned party hereto has executed this Second Amendment to Lease on the 4 day of August, 2020, in multiple originals, in the presence of the undersigned competent witnesses and Notary, after due reading of the whole.

WITNESSES:	PHI AVIATION, LLC

	By:	/s/ James D. Hinch
	Name:	James D. Hinch
	Title:	Chief Administrative Officer

/s/ LAURIE ELIZABETH HARGRODER
NOTARY PUBLIC

LAURIE ELIZABETH HARGRODER Notary Public Notary ID 66656 Lafayette Parish, Louisiana My Commission Expires at Death

AFFIDAVIT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

BEFORE ME, the undersigned authority, came and appeared Paul Segura, who first being by me duly sworn, did depose and state that he is the Chairman of the Lafayette Airport Commission, that said instrument was signed on behalf of said Lafayette Airport Commission by authority of its Commissioners and that he acknowledged said instrument to be the free act and deed of said Lafayette Airport Commission.

/s/ PAUL SEGURA
PAUL SEGURA

SWORN TO AND SUBSCRIBED before me,

Notary, on this 28 day of August, 2020.

/s/ Aline S. Nelson
NOTARY PUBLIC

AFFIDAVIT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

BEFORE ME, the undersigned authority, came and appeared James D. Hinch, who first being by me duly sworn, did depose and state that he is the Chief Administrative Officer of PHI Aviation, LLC, that said instrument was signed on behalf of said PHI Aviation, LLC, by authority of its Board of Managers and that he acknowledged said instrument to be the free act and deed of said PHI Aviation, LLC.

/s/ JAMES D. HINCH
JAMES D. HINCH

SWORN TO AND SUBSCRIBED before me,

Notary, on this 4 day of August, 2020.

/s/ LAURIE ELIZABETH HARGRODER
NOTARY PUBLIC

LAURIE ELIZABETH HARGRODER Notary Public Notary ID 66656 Lafayette Parish, Louisiana My Commission Expires at Death

PHI AVIATION, LLC

Manager Certificate

I, Scott Mclarty, the undersigned manager of PHI Aviation, LLC (the “Company”), do hereby certify that the below resolution is a true resolution adopted at the July  , 2020 Board of Managers meeting.

After further discussion, on motion duly made and seconded, the Board adopted the following resolution:

RESOLVED, that James D. Hinch, the Chief Administrative Officer of the Company (the “Authorized Officer”), is hereby authorized, empowered and directed in the name and on behalf of the Company to negotiate, execute and deliver all agreements, documents, certificates and instruments necessary or appropriate to effectuate the amendment to that certain lease by and between the Lafayette Airport Commission and the Company, dated April 1, 1999 and recorded on April 16, 1999, as the same has been amended from time-to-time (the “Infrastructure Lease”) in order to extend the primary term for an additional six (6) months such that the primary term will now expire on January 31, 2022, all in such form as the Authorized Officer may deem necessary or advisable, in his sole discretion, such necessity or advisability to be evidenced by his execution and delivery thereof.

Lafayette, Louisiana, this 4 day of August, 2020.

/s/ Scott McCarty